IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated April 22, 2021 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated July 31, 2020 (as revised August 17, 2020) and the Statement of Additional Information (the “SAI”), dated July 31, 2020 (as revised January 25, 2021), for the iShares Nasdaq Biotechnology ETF (IBB) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes for the Fund are expected to take effect on or around June 21, 2021:

Current Fund Name	New Fund Name	Current Underlying Index	New Underlying Index
iShares Nasdaq Biotechnology ETF	iShares Biotechnology ETF	NASDAQ Biotechnology Index	ICE Biotechnology Index

Change in the Fund’s “Investment Objective”

The section entitled “Investment Objective” on page S-1 of the Prospectus and Summary Prospectus of the Fund shall be deleted in its entirety and replaced with the following:

The iShares Biotechnology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S.-listed equities in the biotechnology sector.

Change in the Fund’s “Principal Investment Strategies”

The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund shall be deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the ICE Biotechnology Index (the “Underlying Index”), which measures the performance of U.S.-listed securities of companies that are classified according to the ICE Uniform Sector Classification schema within the Biotechnology

Sub-Industry Group (as determined by ICE Data Indices, LLC or its affiliates (collectively “Index Provider” or “IDI”)) and that also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements. Companies classified within the Biotechnology Sub-Industry Group include those companies that are engaged in the research and development of therapeutic treatments but that are not focused on the commercialization and mass production of pharmaceutical drugs. The Biotechnology Sub-Industry Group also includes those companies that are engaged in the production of tools or systems that enable biotechnology processes. The Underlying Index will include large-, mid- and small-capitalization companies and may change over time. As of March 31, 2021, a significant portion of the Underlying Index is represented by securities of companies in the biotechnology and life sciences tools & services industries or sectors. The components of the Underlying Index are likely to change over time.

The last paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund shall be deleted in its entirety and replaced with the following:

The Underlying Index is sponsored by the Index Provider, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

The section entitled “NASDAQ Biotechnology Index®” on page 41 of the SAI shall be deleted in its entirety and replaced with the following:

ICE Biotechnology Index

Number of Components: approximately 273

Index Description. The ICE Biotechnology Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of qualifying U.S.-listed biotechnology companies.

Eligibility. Underlying Index eligibility includes common stocks, ordinary shares, ADRs, and shares of beneficial interest or limited partnership interests that are listed on one of the following U.S exchanges: New

York Stock Exchange (NYSE), NYSE American, Cboe BZX, NASDAQ Global Select Market, NASDAQ Global Market. Companies must be classified within the Biotechnology Sub-Industry Group of the ICE Uniform Sector Classification schema and meet certain minimum market capitalization, liquidity, and other criteria to be eligible for inclusion in the Underlying Index.

Weighting. The Underlying Index is float-adjusted market capitalization-weighted subject to certain exposure limits. First, all constituents are capped at 8% with any excess weight redistributed on a pro-rata basis to constituents below that cap, provided none can be increased above 8%. Next, the weights of constituents outside the initial five largest are capped at 4% with any excess weight redistributed on a pro-rata basis to (i) any of the five largest constituents that are below 8% (provided they cannot be increased above 8%), and (ii) any other constituents that are below 4% (provided none are increased above 4%). Finally, the cumulative weight of all ADRs is capped at 10% with the reductions applied proportionately across that group. Excess weight is redistributed on a pro-rata basis to (i) any non-ADR constituents among the resulting five largest constituents that are below 8% (provided they cannot be increased above 8%) and (ii) any other non-ADR constituents that are below 4% (provided they cannot be increased above 4%).

Issue Changes. The Underlying Index undergoes a full reconstitution of constituent holdings annually in December. At the annual reconstitution, qualifying constituents are re-selected based on the eligibility criteria, and float-adjusted market capitalization weights are determined subject to the weighting exposure limits. The reference date for the input data used to determine security qualification is the close of the last trading day of October, and reference data for the input data used to determine weights is the close of the last trading day of November. The announcement date is the close of the first Friday of December.

Quarterly Index Rebalancing. In addition to the annual reconstitution, the Index is rebalanced after the close of the third Friday of March, June, and September. At the quarterly rebalances, no constituents are added to or removed from the index; however, constituent weights are recalculated based on updated float-adjusted market capitalizations subject to the weighting exposure limits. The reference date for all input data used in the quarterly rebalances is the close of the last trading day of the month preceding the month of effectiveness (February, May, August) and the announcement date is the close of the first Friday of the rebalance month.

Index Maintenance. The Underlying Index is adjusted for corporate actions that affect constituents and implements any intra-quarter float-adjusted shares outstanding updates greater than 10% in scheduled monthly share updates that take effect after the close of the last trading day of each month. Securities are removed from the Underlying Index only when both the transaction and delisting is either confirmed or deemed imminent. If a security is suspended prior to its removal from the Underlying Index, then the security is deleted at the close of the next trading day at either the last traded price (cash only terms) or the value of the deal terms (share or cash/share terms), if available. There are no intra-quarter replacements of constituents in the Underlying Index. The Underlying Index implements a zero-price spin-off policy. A spin-co is added into the Underlying Index effective for the spin-off ex-date with a $0 price and no price adjustment is made on the parent company. After the close of the first day of trading for the spin-co, it is deleted from the Underlying Index at its last traded price.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ICEBS-0421

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